Exhibit 1

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of October 2, 2009, is entered into by and among Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities GP LLC, Drawbridge Special Opportunities Advisors LLC, Fortress Principal Investment Holdings IV LLC, FIG LLC, Fortress Operating Entity I LP, FIG Corp. and Fortress Investment Group LLC (collectively referred to herein as the “Parties” and each individually as a “Party”). Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements.  The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

[ Signature page follows ]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

Dated: October 2, 2009	DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

	By:	DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC its general partner

	By:	/s/ Glenn Cummins
		Name:	Glenn Cummins
		Title:	Authorized Signatory

Dated: October 2, 2009	DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC

	By:	/s/ Glenn Cummins
		Name:	Glenn Cummins
		Title:	Authorized Signatory

Dated: October 2, 2009	DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC

	By:	/s/ Glenn Cummins
		Name:	Glenn Cummins
		Title:	Authorized Signatory

Dated: October 2, 2009	FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC

	By:	/s/ David N. Brooks
		Name:	David N. Brooks
		Title:	General Counsel

Dated: October 2, 2009	FIG LLC

	By:	/s/ David N. Brooks
		Name:	David N. Brooks
		Title:	General Counsel and VP

Dated: October 2, 2009	FORTRESS OPERATING ENTITY I LP

	By:	FIG CORP. its general partner

	By:	/s/ David N. Brooks
		Name:	David N. Brooks
		Title:	Secretary, VP and General Counsel

Dated: October 2, 2009	FIG CORP.

	By:	/s/ David N. Brooks
		Name:	David N. Brooks
		Title:	Secretary, VP and General Counsel

Dated: October 2, 2009	FORTRESS INVESTMENT GROUP LLC

	By:	/s/ David N. Brooks
		Name:	David N. Brooks
		Title:	Secretary, VP and General Counsel